SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 7, 2012

Date of Report
(Date of Earliest Event Reported)

Commission File No. 000-54300

RELIABRAND INC.

(Exact name of Registrant as specified in its charter)

Nevada, USA	75-3260541
(State of Incorporation)	(IRS Employer Identification No.)

430 Banks Road, Suite 100, Kelowna, BC Canada V1X 6A3

(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (778) 478-9997

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2012, Colleen Preksto was terminated from her position as Chief Operating Officer of Reliabrand Inc., effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABRAND INC.

December 11, 2012	/s/ Antal Markus
Antal Markus, CEO